UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24 2013 (January 17, 2013)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into A Material Definitive Agreement.

Mack-Cali Realty Acquisition Corp. (the “Purchaser”), a Delaware corporation and a wholly owned subsidiary of Mack-Cali Realty, L.P., a Delaware limited partnership (the “Operating Partnership”) through which Mack-Cali Realty Corporation, a Maryland corporation (the “General Partner”) conducts its operations, entered into a definitive Purchase and Sale Agreement, dated as of January 17, 2013 (the “Purchase Agreement”), with Overlook Ridge Phase I, L.L.C. and Overlook Ridge Phase IB, L.L.C., each a Delaware limited liability company  (the “Sellers”).

Pursuant to the Purchase Agreement, on January 18, 2013 the Purchaser acquired Alterra at Overlook Ridge IA, a 310-unit class A multifamily property in Revere, Massachusetts for $61.3 million in cash.  The Purchase Agreement also provides that the Purchaser shall acquire Alterra at Overlook Ridge IB (together with Overlook Ridge IA, the “Properties”), a 412-unit class A multifamily property in Malden, Massachusetts, for $88.7 million in cash, which is expected to close in April 2013 when the loan that currently encumbers Overlook Ridge IB opens for prepayment.  With respect to the acquisition of Overlook Ridge IB, the Purchaser has posted a letter of credit deposit in the amount of approximately $22 million under the Operating Partnership’s $600 million unsecured revolving credit facility. The purchase price for the Properties will be financed initially through a combination of cash on hand and borrowings under the Operating Partnership’s $600 million unsecured revolving credit facility.

The Purchase Agreement contains customary representations and warranties, covenants and indemnification obligations of the parties thereto as set forth therein, and the closing of the acquisition of Overlook Ridge IB contemplated by the Purchase Agreement is subject to certain conditions set forth in the Purchase Agreement.

The Sellers are joint ventures between affiliates of Prudential Insurance Company of America, affiliates of Roseland Partners, L.L.C. (“Roseland”) and certain other parties.  On October 23, 2012, the Operating Partnership completed the acquisition of the real estate development and management businesses and certain real property assets of Roseland, not including Roseland’s interests in the Properties (the “Roseland Assets”).  After the completion of the acquisition of the Roseland Assets, the principals of Roseland (the “Roseland Principals”) have served as co-presidents of Roseland Management Services, L.P. (“M-C Roseland”), a wholly owned subsidiary of the Operating Partnership.  Prior to October 23, 2012, an affiliate of Roseland performed management services for the Properties.  After October 23, 2012, these management services have been provided to the Properties by M-C Roseland.  The Purchaser’s agreement with Roseland and the Roseland Principals to acquire the Roseland Assets provided that an affiliate of the General Partner would be entitled to receive any and all cash proceeds received by Roseland or its affiliated entities from any sale or disposition of the Properties (including, without limitation, any sale or disposition of the Properties to any of the Purchaser, the Operating Partnership or the General Partner or any of their respective affiliates).  It is not currently expected that any cash will be received by Roseland or its affiliates.

Except as set forth herein above, there are no other material relationships between any of the Sellers or their respective affiliates, directors or officers, or any associate of any such directors or officers, on the one hand, and the Purchaser or its affiliates, directors or officers, or any associate of any such directors or officers, on the other hand, other than with respect to the Purchase Agreement and the ancillary agreements referred to therein and the transactions contemplated thereby.

The foregoing summary of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement (and the exhibits thereto), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein in its entirety by reference.

The Purchase Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to qualifications and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to security holders. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Operating Partnership’s or the General Partner’s public disclosures.

On January 22, 2013, the General Partner issued a press release announcing its entry into the Purchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 1.01 in its entirety by reference.

Item 9.01               Financial Statements and Exhibits.

In connection with the foregoing, the General Partner and the Operating Partnership hereby file the following documents:

(d)  Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of January 17, 2013 by and between Overlook Ridge Phase I, L.L.C., Overlook Ridge Phase IB, L.L.C. and Mack-Cali Realty Acquisition Corp.

99.1	Press Release of Mack-Cali Realty Corporation dated January 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: January 24, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: January 24, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated as of January 17, 2013 by and between Overlook Ridge Phase I, L.L.C., Overlook Ridge Phase IB, L.L.C. and Mack-Cali Realty Acquisition Corp.

99.1	Press Release of Mack-Cali Realty Corporation dated January 22, 2013.